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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 30, 1998



                            MRV COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-23452                                                               06-1340090
(Commission File Number)                    (I.R.S. Employer Identification No.)



8917 Fullbright Ave.
Chatsworth, CA                                                         91311
(Address of principal executive officers)                             (Zip Code)




                                  818 773-9044
               Registrant's telephone number, including area code

                                      N.A.
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

         On January 30, 1998, the Registrant completed an acquisition from Whittaker Corporation ("Whittaker") of all of the outstanding capital stock of Whittaker Xyplex, Inc. a Delaware corporation (the "Acquisition"). Whittker Xyplex, Inc., is a holding corporation owning all of the outstanding capital stock of Xyplex, Inc., a Massachusetts corporation ("Xyplex"). Accordingly, as result of the Acquisition, the Registrant acquired Xyplex. The purchase price paid to Whittaker, which was arrived at as the result of arms' length negotiations, consisted of $35,000,000 in cash and 3-year warrants to purchase up to 500,000 shares of common stock of the Registrant ("Common Stock") at an exercise price of $35 per share.

         The source of the cash paid by Registrant was net proceeds from the Company's public offering of Common Stock completed in September 1997. Warrants to purchase 421,402 shares of Common Stock were issued to Whitaker at the closing and Warrants to purchase 78,598 shares of Common Stock are issuable to Whittaker if Whittaker delivers Xyplex's audited financial statements to the Registrant by March 30, 1998.

Item 7.  Financial Statements and Exhibits

         (a)     Financial Statements of Business Acquired

         It is impracticable to file the required financial statements of Xyplex with this Form 8-K report. Such of the required financials statements as are available are being filed herewith as Exhibit 2.2(a) to this Form 8-K report. Registrant plans to file the remainder of the required financial statements as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K is required be filed.

         (b)     Pro forma Financial Information

         It is impracticable to file the required pro forma financial information with this Form 8-K report. Registrant plans to file the required pro forma financial information as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K must be filed.


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         (c)     Exhibits

                  2.1 (a) Stock Purchase Agreement dated January 19, 1998 by and between Whittaker and Registrant.

                  2.1 (b) Warrant Agreement dated January 30, 1998 by and between Whittaker and Registrant.

                  2.1 (c) Warrant Certificate No. Whittaker#1 to purchase 421,402 shares of Common Stock of Registrant issued to Whitaker on Janaury 30, 1998.

                  2.2 (a) Xyplex, Inc. Financial Statements for the years ended December 31, 1995 and 1994, consisting of:

                  Report of Independent Accountants

                  Xyplex, Inc. Balance Sheets December 31, 1995 and 1994

                  Xyplex, Inc. Statements of Income for the years ended
                               December 31, 1995 and 1994

                  Xyplex, Inc. Statements of Stockholder's Equity for
                               the years ended December 31, 1995 and
                               1994

                  Xyplex, Inc. Statements of Cash Flows for the years
                               ended December 31, 1995 and 1994

                  Xyplex, Inc. Notes to Financial Statements


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MRV Communications, Inc.



Dated February 12, 1998
                                        /s/  Edmund Glazer
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                                           Edmund Glazer
                                  Vice President of Finance and
                                  Administration and Chief Financial
                                  Officer



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